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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 30, 2001
                 Date of earliest event reported: July 27, 2001


                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-20815                                            77-0309686
(Commission File No.)                          (IRS Employer Identification No.)


                             297 N. BERNARDO AVENUE
                         MOUNTAIN VIEW CALIFORNIA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500

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ITEM 5. OTHER EVENTS.

     On July 27, 2001, we issued a press release announcing that the U.S. Food and Drug Administration's Vaccines and Related Biological Products Advisory Committee on that day recommended that there are adequate data to support the efficacy of FluMist(TM) (Influenza Virus Vaccine, Trivalent, Types A & B Live, Cold Adapted) for the prevention of influenza in healthy children and healthy adults ages 1 - 64, but that the data analysis completed to date is not sufficient to support the safety of the vaccine at this time. Given the Advisory Committee's recommendation, we do not currently expect to begin commercialization of FluMist(TM) for the 2001-2002 influenza season. A copy of the press release is attached as an exhibit hereto and incorporated by reference herein in its entirety.


ITEM 7. EXHIBITS.

Exhibit 99.1 Press Release, dated July 27, 2001, entitled "FDA Advisory Committee Evaluates FluMist(TM) Safety & Efficacy Data"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                     AVIRON

Dated:  July 30, 2001                   By:      /s/ C. Boyd Clarke
                                        -----------------------------------
                                        C. Boyd Clarke
                                        Chairman, President and Chief Executive
                                        Officer

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                                INDEX TO EXHIBITS

Exhibit 99.1 Press Release, dated July 27, 2001, entitled "FDA Advisory Committee Evaluates FluMist(TM) Safety & Efficacy Data"

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